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                  O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
  Exhibit 10.17 - Amended Form of Employment Agreement between Registrant and
                           Charles H. O'Reilly, Jr.



                                 AMENDMENT TO
                        EXECUTIVE EMPLOYMENT AGREEMENT

     THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT ("Amendment") is effective as of the 1st day of January, 1995 by and between O'REILLY AUTOMOTIVE, INC., a Missouri corporation (the "Company") and Charles H. O'Reilly, Jr., an individual currently residing in Springfield, Missouri (the "Executive"):

          WHEREAS, the Company and the Executive entered into an Executive Employment Agreement dated as of January 1, 1995 (the "Employment Agreement");

          WHEREAS, paragraph 3 of the Employment Agreement provides for an annual base salary (the "Annual Base Salary") of Two Hundred Twenty Thousand Dollars ($220,000), which Annual Base Salary is based upon the full-time employment of the Executive;

          WHEREAS, at the request of the Executive, the Company and the Executive have agreed that effective January 1, 1995, the work week of the Executive be reduced from a five-day week to a four-day week, and that the Annual Base Salary of the Executive be reduced proportionately to reflect such reduced work week;

          WHEREAS, consistent with such agreement, since January 1, 1995, the Executive has been performing services on behalf of the Company on a four-day week basis, and the Company has been paying to the Executive an Annual Base Salary of One Hundred Seventy-Six Thousand Dollars ($176,000); and

          WHEREAS, the parties hereto desire to set forth in writing their agreement with respect to the Executive's reduced work week and Annual Base Salary.

          NOW, THEREFORE, it is hereby agreed that, effective as of January 1, 1995, the Employment Agreement shall be amended as follows:

          1. The first sentence of paragraph 3 of the Executive Employment Agreement is hereby deleted in its entirety, and the following substituted in lieu thereof:

              "For all services rendered by the
              Executive, the Company shall pay to the
              Executive a base salary of One Hundred
              Seventy-Six Thousand Dollars ($176,000)
              payable in equal monthly installments in advance on the first of each month."

          2. Paragraph 2 (a) (ii) of the Employment Agreement is hereby deleted in its entirety, and the following substituted in lieu thereof:


              "(ii) In no event shall the Base Salary be less that One Hundred Seventy-Six Thousand
              Dollars ($176,000) per year."

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                  O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES

  Exhibit 10.17 - Amended Form of Employment Agreement between Registrant and Charles H. O'Reilly, Jr. (continued)


     3. A new sentence shall be added to paragraph 4 of the Employment Agreement, which new sentence shall constitute the last sentence of said paragraph 4, to read as follows:

                "In no event shall the Executive be required to perform services hereunder for more that four days in any calendar week, and the Executive shall not be required to work more that the normal eight hour day during any such working day."

     4. Except to the extent amended hereby, the Company and the Executive hereby ratify and confirm all of the provisions of the Executive Employment Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and date first above written.

                                       O'REILLY AUTOMOTIVE, INC.



                                       By: /s/ David E. O'Reilly
                                          --------------------------
                                                   "Company"



                                       /s/ Charles H. O'Reilly, Jr.
                                       -----------------------------
                                                "Executive"

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